UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2026

STARK FOCUS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-237100	32-0610316
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

38 S Federal Highway #10-199, Dania Beach, FL	33004
(Address of principal executive offices)	(Zip Code)

(352) 562–0289

(Registrant’s telephone number, including area code)

__________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 3.02 of this Current Report on Form 8-K (the “Current Report”) is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On July 20, 2026, Stark Focus Group, Inc. (“we”, “us”, “our” and the “Company”), entered into separate Share Purchase Agreements (the “Agreements”) with HCDC LLC (“HCDC”) and Great Ocean Invest LLC (“Investor” and, together with HCDC, the “Investors”).  Pursuant to the Agreements, we will sell to each of the Investors 4,200,000 shares of our common stock, par value $0.0001 per share (the “Shares”) for consideration of $200,000 from each Investor. The Shares to be purchased by each Investor will represent 22.89% of our issued and outstanding Shares, or 45.78% in the aggregate, after giving effect to the issuance and sale of the new Shares (the “Transactions”).  We expect the Transactions will close in the next few days.  The Transactions are being conducted pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933.

The description of the Agreements set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a form of which is filed as Exhibit 10.1 to this Current Report. The form of Agreement and the above description have been included to provide investors with information regarding the terms of the Agreements. Neither the Agreements nor this Current Report are intended to provide any other factual information about the Company or any other party to the Agreements or their respective affiliates or equityholders. Each Agreement contains customary representations, warranties, indemnities and covenants of the Company and the Investor. These representations, warranties and covenants were made only for the purposes of the Agreement and as of a specific date, were solely for the benefit of the parties thereto, may have been used for purposes of allocating risk between each party rather than establishing matters of fact, may be subject to a contractual standard of materiality different from that generally applicable to investors and may be subject to qualifications or limitations agreed upon by the parties in connection with the negotiated terms. Accordingly, investors should not rely on the representations, warranties and covenants in the Agreements as statements of factual information.

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Form of Share Purchase Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARK FOCUS GROUP, INC.

Date: July 24, 2026	By:	/s/ John Lipman
	Name:	John Lipman
	Title:	Director, Chief Executive Officer, and Chief Financial Officer

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